UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): December 6, 2004

                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)

     Delaware                        333-44586                  58-3565680
     --------                        ---------                  -----------
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                  File Number)            Identification No.)

           1818 North Farwell Avenue, Milwaukee, WI              53202
           ----------------------------------------             ------
            (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On December 6, 2004, we engaged Kingery & Crouse, P.A. as our principal independent accountant. Our board of directors has approved the appointment of Kingery & Crouse, P.A. as our new principal independent accountants.

      Prior to engaging Kingery & Crouse, P.A. we did not consult with them regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in our financial statements, and neither a written report was provided to our company nor oral advice was provided that Kingery & Crouse, P.A. concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to
      Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

      None.

(b) Pro forma financial information.

      None.

(c)  Exhibits

      None.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THOMAS EQUIPMENT, INC.

Date:  December 9, 2004                  /s/ CLIFFORD RHEE
                                         ---------------------------------------
                                         Clifford Rhee,
                                         President

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